ADDENDUM
                                       TO
                       COMMERCIAL COGNOVIT PROMISSORY NOTE

THIS ADDENDUM TO COMMERCIAL COGNOVIT PROMISSORY NOTE ("Addendum") is made by and between Wellstar International, Inc. and Trillennium Medical Imaging, Inc., a wholly owned subsidiary of Wellstar International, Inc., with its principal office located at 6911 Pilliod Road, Holland, Ohio, 43528 ("Wellstar) and Andrew
M. Thompson, an individual residing at 1293 Prince Court, Lake Mary, Florida, 32746 ("Thompson").

     In consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which both Wellstar and Thompson agree and acknowledge, Wellstar and Thompson hereby mutually agree as follows:

The Commercial Cognovit Promissory Note and all related documents evidencing the loan from Thompson to Wellstar in the principal amount of $400,000.00 dated on or about October 11, 2005 (collectively, the "Note") are herby collectively amended to include and incorporate the following terms and conditions:

"Additional Conversion Restrictions. In no event shall the Thompson be entitled to convert the outstanding principal amount and accrued interest of this Note for shares of Common Stock in excess of that number of shares of Common Stock that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Thompson and his "affiliates" (as defined in Rule 405 under the Securities Act) to exceed 9.99% of the outstanding shares of the Common Stock of the Wellstar following such conversion. For purposes of this Paragraph the aggregate number of shares of Common Stock beneficially owned by Thompson and his affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of any remaining, unconverted portion of this Note and (ii) exercise or conversion of the unexercised or unconverted portion of any other Securities (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by Thompson and his affiliates. Except as set forth in the preceding sentence, for purposes of this Paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Paragraph, in determining the number of outstanding shares of Common Stock Thompson may rely on the number of outstanding shares of Common Stock as reflected in (1) Wellstar's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by Wellstar or (3) any other notice by Wellstar or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of Thompson, Wellstar shall immediately confirm orally and in writing to Thompson the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of portions of the Note by Thompson since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this Paragraph applies, the determination of whether the Note is convertible (in relation to other securities owned by Thompson) and of which portion of this
Note is convertible shall be made by Thompson, and the submission of a Notice of Conversion shall be deemed to be Thompson's determination that the Debenture is convertible."

All other terms and conditions of the Note not inconsistent with the terms and conditions hereof shall remain unaffected hereby and in full force and effect.

In Witness Whereof, Wellstar and Thompson have set their respective hands hereto effective as of the date next following their respective signatures.

Wellstar International Inc., and
Trillennium Medical Imaging, Inc.,
a wholly owned subsidiary of Wellstar International, Inc.


By: /S/ John A. Antonio
   ---------------------
    John A. Antonio, President     Date: 11/10/06


Andrew M. Thompson


By: Andrew M. Thompson
   -------------------
    Andrew M. Thompson             Date: 11/10/06